                                  EXHIBIT 32.2


   CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Herbert M. Mueller, the Chief Financial Officer of Delta Apparel, Inc. (the "Company"), hereby certifies that to the best of his knowledge:

         1. The Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2004 of the Company, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 6, 2004
                                                  /s/ Herbert M. Mueller
                                        ----------------------------------------
                                        Herbert M. Mueller
                                        Vice President & Chief Financial Officer


A signed original of this written statement required by section 906 has been provided to Delta Apparel, Inc. and will be retained by Delta Apparel, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.